Exhibit 10.1

Government Liquidation 757-329-2418 p.2

SALE OF GOVERNMENT PROPERTY
AMENDMENT OF INVITATION FOR BIDS/MODIFICATION OF CONTRACT

1. AMENDMENT TO INVITATION FOR BIDS NO.: SUPPLEMENTAL AGREEMENT NO.: 1	2. EFFECTIVE DATE 12/03/2014	PAGE 1 OF 2 PAGES
3. ISSUED BY DLA Disposition Services National Sales Office 74 North Washington Street Battle Creek, MI 49017-3092	4. NAME AND ADDRESS WHERE BIDS ARE RECEIVED	

5. ☐ AMENDMENT OF INVITATION FOR BIDS NO. *(See Item 6)*	DATED	☒ MODIFICATION OF CONTRACT NO. *(See Item 6)*	DATED 01/17/2014

6. THIS BLOCK APPLIES ONLY TO AMENDMENTS OF INVITATIONS FOR BIDS

The above numbered invitation for bids is amended as set forth in Item 9. Bidders must acknowledge receipt of this amendment unless indicated otherwise in item 11 prior to the hour and date specified in the invitation for bids, or as amended, by one of the following methods:
(a) By signing and returning _______ copies of this amendment;
(b) By acknowledging receipt of this amendment on each copy of the bid submitted; or
(c) By separate letter or telegram which includes a reference to the invitation for bids and amendment number.
FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE ISSUING OFFICE PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR BID. If by virtue of this amendment you desire to change a bid already submitted, such change may be made by telegram or letter, provided such telegram or letter makes reference to the invitation for bids and this amendment, and is received prior to the opening hour and date specified.

7. ACCOUNTING AND APPROPRIATION DATA *(If required)*

8. THIS APPLIES ONLY TO MODIFICATION OF CONTRACTS
This Supplemental Agreement is entered into pursuant to authority of

Mutual Agreement for Contract 08-0002-0001

9. DESCRIPTION OF AMENDMENT/MODIFICATION *(Except as provided below all terms and conditions of the document referenced in item 5 remain in full force and effect)*

Whereas Contract 08-0002-0001 was entered into on January 17, 2014 by and between the United States of America, hereinafter referred to as the GOVERNMENT, and Liquidity Services, Incorporated, hereinafter referred to as the CONTRACTOR, and whereas the contract involved property as described in Invitation For Bid (IFB) 08-0001/08-0002:

THE HOUR AND DATE FOR RECEIPT OF BIDS (LOCAL TIME) ☐ IS NOT EXTENDED, DATE ☐ IS EXTENDED UNTIL O'CLOCK M

10. BIDDER/PURCHASER NAME AND ADDRESS *(Include ZIP Code)* Liquidity Services, Incorporated 1920 L Street, NW, 6th Floor Washington, DC 20036	11. ☐ BIDDER IS NOT REQUIRED TO SIGN THIS DOCUMENT ☒ PURCHASER IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN ORIGINAL AND 0 COPIES TO THE ISSUING OFFICE
12. SIGNATURE FOR BIDDER/PURCHASER BY *(Signature of person authorized to sign)*	15. UNITED STATES OF AMERICA BY *(Signature of Contracting Officer)*

13. NAME AND TITLE OF SIGNER *(Type or print)* BRUCE GEAREY Executive Vice President	14. DATE SIGNED 12/03/2014	16. NAME OF CONTRACTING OFFICER *(Type or print)* REBECCA BELLINGER	17. DATE SIGNED 12/03/2014

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition is usable

STANDARD FORM 114D (REV. 1-94)
Prescribed by GSA FPMR (41 CFR) 101-45.3,

Government Liquidation 757-329-2418 p.3

CONTRACT NUMBER 08-0002-0001
Supplemental Agreement 1
Page 2

WHEREAS, certain DLA Disposition Services assets that have been determined no longer needed by the Government may result in a sales transaction that is conducted by the DLA Disposition Services Sales Office.

WHEREAS, Contract 08-0002-0001, states, "Performance period for this contract is 10 months from the contract performance date. Two one-month additional options may be offered by the Government. Contract performance begins on February 14, 2014."

NOW THEREFORE, it is mutually agreed between the Government and the Contractor hereto that the following changes are in effect:

Contract 08-0002-0001 is changed based on Government requirements. DLA Disposition Services has determined it is in the best interest of the Government to extend the two one-month additional options extending the contract performance period for contract 08-0002-0001 to February 13, 2015. All other terms and conditions of contract 08-0002-0001 remain the same.

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